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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported) April 2, 2003


                        Diamond Triumph Auto Glass, Inc.
             (Exact name of registrant as specified in its chapter)


             Delaware                               333-33572                              23-2758853
-----------------------------------          ------------------------             ----------------------------
  (State or other jurisdiction of            (Commission File Number)             (IRS Employer Identification
          incorporation)                                                                      No.)




              220 Division Street
             Kingston, Pennsylvania                       18704
-------------------------------------------             ----------
 (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code (570) 287 9915
                                                   --------------


             -------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM  9. REGULATION FD DISCLOSURE.

On April 2, 2003, Diamond Triumph Auto Glass, Inc. issued a press release announcing its operating and financial results for the year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information furnished in this Item 9 (which is being furnished under Item
12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


ITEM  12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

See Item 9.



EXHIBIT INDEX

Exhibit 99.1 Press Release of Diamond Triumph Auto Glass, Inc. announcing its operating and financial results for the year ended December 31, 2002.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIAMOND TRIUMPH AUTO GLASS, INC.
                                             (Registrant)



                                             /s/ Michael A. Sumsky
                                          --------------------------------------
                                                (Signature)

                                             Michel A. Sumsky
                                          --------------------------------------
                                                   (Name)

                                             President - Chief Financial Officer
                                          --------------------------------------
                                                      (Title)

Date  April 2, 2003